SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                  SECURITIES PURSUANT TO SECTION 12(b) OR 12(g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.


                          AXIS Capital Holdings Limited
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Bermuda                              No. 98-0395986
---------------------------------------  ---------------------------------------
     (Jurisdiction of Incorporation                    (Employer
           or Organization)                        Identification No.)

                               106 Pitts Bay Road
                                 Pembroke HM 08,
                                     Bermuda

                    (Address of Principal Executive Offices)

  If this form relates to the               If this form relates to the
  registration of a class of                registration of a class of
    securities pursuant to                    securities pursuant to
     Section 12(b) of the                      Section 12(g) of the
  Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction A.(c),    pursuant to General Instruction A.(d),
    check the following box. [x]              check the following box. [ ]


Securities Act registration statement file number to which this form relates:
333-103620

Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of Each Exchange on Which Each
Title of Each Class to be so Registered      Class is to be Registered
---------------------------------------      -----------------------------------
   Common Shares, Par Value $0.0125                New York Stock Exchange
   per share (the "Common Shares")

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

A description of the Common Shares to be registered hereunder is set forth under the captions "Description of Share Capital" and "Shares Eligible for Future Sale" in the registrant's registration statement on Form S-1, Registration No. 333-103620, filed with the Securities and Exchange Commission on March 5, 2003 and amended on April 16, 2003, May 19, 2003 and June 10, 2003 (the "Registration Statement"), which description is hereby incorporated by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

Item 2.  Exhibits

None


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

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 AXIS CAPITAL HOLDINGS LIMITED


                                                 By: /s/ Andrew Cook
                                                    ----------------------------
                                                    Andrew Cook
                                                    Executive Vice President and
                                                    Chief Financial Officer


DATED: June 25, 2003


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